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                                                                    EXHIBIT 10.3

                                                                  CONFORMED COPY

                          REGISTRATION RIGHTS AGREEMENT

            THIS REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT") is made as of December 21, 2004, by and among (i) Kahiki Foods, Inc., an Ohio corporation company (the "COMPANY") and (ii) Townsends, Inc., a Delaware corporation ("TOWNSENDS").

                                    RECITALS:

            A. The Company and Townsends are parties to a Note Purchase Agreement dated the date hereof (the "PURCHASE AGREEMENT") pursuant to which Townsends acquired convertible promissory Notes (the "NOTES"), convertible into either the Company's Series A Convertible Preferred Shares (the "PREFERRED STOCK") or the Company's Common Shares (the "COMMON STOCK"). In order to induce Townsends to enter into the Purchase Agreement, the Company agreed to provide the registration rights set forth in this Agreement.

            B. Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in Section 9 below.

                                    AGREEMENT

                  In consideration of the foregoing and the mutual covenants and promises contained herein, the parties agree as follows:

            1. DEMAND REGISTRATIONS.

                  (A) REQUESTS FOR REGISTRATION. At any time after the first anniversary of the date hereof and before the fourth anniversary of the date the Notes convert into either Preferred Stock or Common Stock, the holders of a majority of the Investor Registrable Securities may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-1, SB-2 or any similar long-form registration ("LONG-FORM REGISTRATIONS") in the manner provided in Section 1(b);

                  (B) DEMAND REGISTRATIONS. The Initiating Holders shall be entitled to request (i) one (1) Long-Form Registration in which the Company shall pay all Registration Expenses ("COMPANY-PAID LONG-FORM REGISTRATIONS"). A registration shall not count as the permitted Company-paid Long-Form Registrations until it has become effective and the holders requesting registration are able to register at least seventy-five percent (75%) of the Registrable Securities requested to be included in such registration; provided that in any event the Company shall pay all Registration Expenses in connection with any registration initiated as a Company-paid Long-Form Registration whether or not it has become effective and whether or not such registration is counted as one of the permitted Company-paid Long-Form Registrations. Notwithstanding the foregoing, and subject to Section 1(f) below, if any registration initiated by the Initiating Holders as a Company-paid Long-Form Registration is voluntarily withdrawn by the Initiating Holders, such

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holders shall either (i) pay all Registration Expenses in connection with such registration in which case such registration shall not be deemed a Company-paid Long-Form Registration or (ii) cause the Company to pay such expenses provided that such registration shall count as the permitted Company-paid Long-Form Registrations.

                  (c) SHORT-FORM REGISTRATIONS. Any registration requested pursuant to Sections l(b) is referred to herein as a "DEMAND REGISTRATION." A Demand Registration shall be on Form S-3, SB equivalent or any successor short-form registration ("SHORT-FORM REGISTRATION") whenever the Company is permitted to use Form S-3 or any successor short-form registration. A request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered. Within five (5) days after receipt of any such request from the Initiating Holders, the Company shall give written notice of such requested registration to all other holders of Investor Registrable Securities (if any) and, except as provided in Section 1(d) below, shall use its commercially reasonable efforts include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten (10) days after the receipt of the Company's notice.

                  (d) PRIORITY ON DEMAND REGISTRATIONS. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Initiating Holders, the Company shall include in such registration: (i) first, the Investor Registrable Securities requested to be included in such registration, pro rata among the holders of such Investor Registrable Securities on the basis of the number of shares owned by such holders; (ii) second, securities the Company proposes to sell; and (iii) third, other securities which are not Registrable Securities requested to be included in such registration pursuant to contractual registration rights ("OTHER REGISTRABLE SECURITIES"), pro rata among the holders thereof on the basis of the number of their securities requested to be included therein.

                  (e) RESTRICTIONS ON DEMAND REGISTRATIONS. If, at the time of a request for a Demand Registration the Company reasonably expects to file a registration statement for its securities within 90 days of such request, the Company may postpone for up to 180 days from the effectiveness of such contemplated registration statement the filing of the registration statement for such requested Demand Registration. The Company shall not be obligated to effect any Demand Registration within 90 days after (i) the effective date of a previous Long-Form Registration or (ii) a previous registration in which the holders of Registrable Securities were given piggyback rights pursuant to
Section 2 and in which there was not more than a 50% reduction in the number of Registrable Securities requested to be included. The Company may postpone for up to 90 days the filing or the effectiveness of a registration statement for a Demand Registration if in the good faith judgment of the Board such Demand Registration would reasonably be expected to be materially detrimental to the Company, provided that in such event, the Initiating Holders shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Company-paid Long Form Registrations hereunder and the Company shall pay all Registration Expenses in connection with such registration. The Company may delay a

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Demand Registration pursuant to the immediately preceding sentence only once in any 12-month period.

                  (f) SELECTION OF UNDERWRITERS. The Initiating Holders participating in a Demand Registration shall have the right to select the investment banker(s) and manager(s) to administer the offering with the consent of the Company, and such consent shall not be unreasonably withheld.

                  (g) OTHER REGISTRATION RIGHTS. Except as provided in this Agreement and so long as Townsends holds more than the Minimum Ownership, the Company shall not enter into any agreement with any Person to grant such Person the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities on terms that are equal to or more favorable than the registration rights granted to the holders of Registrable Securities hereunder.

            2. PIGGYBACK REGISTRATIONS.

                  (a) RIGHT TO PIGGYBACK. Whenever the Company proposes (but without any obligation to do so) to register any of its securities under the Securities Act (other than (i) pursuant to a Demand Registration for which Section 1 is applicable, or (ii) in connection with registrations on Form S-4, S-8 or any successor or similar forms) and the registration form to be used may be used for the registration of Registrable Securities (a "PIGGYBACK REGISTRATION"), the Company shall give prompt written notice (in any event within five (5) business days after its receipt of notice of any exercise of demand registration rights other than under this Agreement) to all holders of Registrable Securities of its intention to effect such a registration and shall use its best efforts to include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten (10) days after the receipt of the Company's notice.

                  (b) PIGGYBACK EXPENSES. The Registration Expenses of the holders of Registrable Securities shall be paid by the Company in all Piggyback Registrations.

                  (c) PRIORITY ON PRIMARY REGISTRATIONS. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company that in their opinion the number of securities requested to be included in such registration exceeds the number which in their sole discretion is compatible with the success of the offering, the Company shall include in such registration (i) first, the securities the Company proposes to sell; (ii) second, the Investor Registrable Securities and Other Registrable Securities with piggyback registration rights pari passu with the Investor Registrable Securities requested to be included in such registration, pro rata among the holders of such Investor Registrable Securities and Other Registrable Securities, if applicable, on the basis of the number of shares owned by such holders; and (iii) third, Other Registrable Securities requested to be included in such registration, pro rata among the holders thereof on the basis of the number of other Registrable Securities requested to be included therein.

                  (d) PRIORITY ON SECONDARY REGISTRATIONS. If a Piggyback Registration is

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an underwritten secondary registration on behalf of holders of Other Registrable
Securities, if the managing underwriters advise the Company that in their opinion the number of securities requested to be included in such registration exceeds the number which, in their sole discretion, is compatible with the success of the offering within a price range acceptable to the holders of a majority of the Other Registrable Securities to be included in such registration, the Company shall include in such registration (i) first, the securities requested to be included therein by the holders of Other Registrable Securities requesting such registration, (ii) second, the Investor Registrable Securities and any Other Registrable Securities with piggyback registration rights pari passu with the Investor Registrable Securities requested to be included in such registration, pro rata among the holders of such Investor Registrable Securities and other Registrable Securities on the basis of the number of shares owned by such holders; and (iii) third, any non-requesting
Other Registrable Securities requested to be included in such registration, pro rata among the holders thereof on the basis of the number of their securities requested to be included therein.

                  (e) SELECTION OF UNDERWRITERS. If any Piggyback Registration is an underwritten offering, the selection of investment banker(s) and manager(s) for the offering shall be made by the Company. With respect to each holder of Registrable Securities, in order for such holder's Registrable Securities to be included in a Piggyback Registration under this Section 2, such holder of Registrable Securities must be required to be bound by the terms of the underwriting agreement between the Company and the underwriters selected by the Company for such Piggyback Registration.

            3. HOLDBACK AGREEMENTS.

                  (a) HOLDERS OF REGISTRABLE SECURITIES. Each holder of Registrable Securities shall not effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the period beginning on, in the case of a Demand Registration, the date of notice to the Company by the Initiating Holders of a Demand Registration and ending on the 90th day after the effective date of any underwritten Demand Registration or in the case of any underwritten Piggyback Registration in which Registrable Securities included, the period beginning on the date the Company provides notification to the holders of Registrable Securities of such offering and ending on the 90th day after the effective date of any such registration, unless the underwriters managing the Demand Registration or Piggyback Registration otherwise agree. In order to enforce the foregoing covenants, the Company may impose stop-transfer instructions with respect to the securities of each holder of Registrable Securities (and the securities of all other Persons subject to the restrictions in Section 3(a). Each holder of Registrable Securities agrees that it will not transfer securities of the Company unless each transferee agrees in writing to be bound by all the provisions of this Section 3.

                  (b) THE COMPANY. The Company shall not effect any public sale or distribution of any of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the customary hold-back period agreed upon with the underwriters managing the registered public offering, if any.

            4. REGISTRATION PROCEDURES. Whenever the holders of Registrable Securities

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have requested that any Registrable Securities be registered pursuant to this
Agreement, the Company shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as reasonably possible:

                  (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective; provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the Registrable Securities included in such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel.

                  (b) notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of 120 days or until the distribution described in such registration statement has been completed, whichever occurs first, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement; provided, however, that if the Company is eligible to use Form S-3, the holders of Registrable Securities may require the Company to keep such registration effective as a "shelf registration" for a period of up to two years;

                  (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

                  (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and use its reasonable efforts to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction;

                  (e) promptly notify each seller and the managing underwriter, if any: (i) when such registration statement, any pre-effective amendment, the prospectus or any prospectus supplement related thereto or post-effective amendment to the registration statement has been filed and, with respect to the registration statement or any post-effective amendment, when the same has become effective, (ii) of the issuance by the Securities and Exchange Commission of any stop order suspending the effectiveness of the registration statement or the initiation or threat of any proceedings for that purpose, (iii) of the receipt by the Company of any notification with respect to

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the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purpose, (iv) of the existence of any fact of which the Company becomes aware or the happening of any event which results in (A) the registration statement containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statements therein not misleading, or (B) the prospectus included in such registration statement containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statements therein, in light of the circumstances under which they were made, not misleading, and (v) of the Company's reasonable determination that a post-effective amendment to a registration statement would be appropriate or that there exists circumstances not yet disclosed to the public which make further sales under such amendment; and, if the notification relates to an event described in any of the clauses (ii) through (v) of this Section 4(e), the Company shall promptly prepare a supplement or post-effective amendment to such registration statement or related prospectus or any document incorporated therein by reference or file any other required document so that (A) such registration statement shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading (and shall furnish to each such holder and each underwriter, if any, a reasonable number of copies of such prospectus so supplemented or amended); and if the notification relates to an event described in clause (iii) of this Section 4(e), the Company shall take all reasonable action required to prevent the entry of such stop order or to remove it if entered;

                  (f) Use its best efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, on the NASD automated quotation system and, if listed on the NASD automated quotation system, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a Nasdaq "national market system security" within the meaning of Rule 11Aa2-1 of the Securities and Exchange Commission or, failing that, to secure Nasdaq authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;

                  (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

                  (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other reasonable actions (including hold-backs) as the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

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                  (i) make available for inspection by any seller of Registrable
Securities, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, Managers, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

                  (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

                  (k) permit any holder of Registrable Securities, which holder, in the Company's sole and exclusive judgment, might be deemed to be an underwriter or a controlling Person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel is required to be included in accordance with the Securities Act or the Exchange Act;

                  (l) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any equity securities included in such registration statement for sale in any jurisdiction, the Company shall use its commercially reasonable efforts promptly to obtain the withdrawal of such order;

                  (m) use its best efforts to furnish on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration, a letter from the Company's independent public accountants addressed to the underwriters, in form and substance as is customarily given by independent public accountants to underwriters in an underwritten public offering; and

                  (n) if the offering is underwritten and at the request of any seller of Registrable Securities, furnish on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration an opinion dated such date of counsel representing the Company for the purposes of such registration in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters and to such seller.

            5. FURNISH INFORMATION.

                  (a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Securities of any selling holder that such holder shall furnish to the Company such reasonable information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as

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shall be required to effect the registration of such holder's Registrable
Securities. If any registration statement or comparable statement under "blue sky" laws refers to any holder by name or otherwise as the holder of any Registrable Securities, then such holder shall promptly (i) notify the Company of the existence of any fact of which such holder becomes aware and the happening of any event which relates to holder or the distribution of the securities owned by such holder which results in the registration statement containing an untrue statement of material fact or omitting to state a material fact required to be stated therein or necessary to make any statements therein not misleading, or the prospectus included in such registration statement containing an untrue statement of material fact or omitting to state a material fact required to be stated therein or necessary to make any statements therein, in light of the circumstances under which they were made, not misleading and
(ii) provide to the Company such information as shall be necessary to enable the Company to prepare a supplement or post-effective amendment to such registration statement or related prospectus or any document incorporated thereunder by reference o file any other documents required so that such registration statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading.

                  (b) NOTICE OF DISCONTINUE. Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(e)(ii) through (v), such Holder shall forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 4(e) and, if so directed by the Company, such holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus covering such Registrable Securities which is current at the time of receipt of such notice. If the Company shall give any such notice, the Company shall extend the period during which such registration statement shall be maintained effective pursuant to this Agreement by the number of days in excess of ten (10) business days during the period from and including the date of the giving of such notice pursuant to
Section 4(e) to and including the date when the holder shall have received the copies of the supplemented or amended prospectus contemplated by and meeting the requirements of Section 4(e).

            6. REGISTRATION EXPENSES.

                  (a) PAYMENT OF REGISTRATION EXPENSES. All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and the Company's independent certified public accountants, underwriters (excluding underwriting discounts and commissions incurred in connection with regulatory filing or qualifications) and other Persons retained by the Company (all such expenses being herein called "REGISTRATION EXPENSES"), shall be borne as provided in this Agreement, except that the Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or

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accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on, the NASD automated quotation system.

                  (b) REIMBURSEMENT OF REGISTRATION EXPENSES. In connection with each Demand Registration and each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Investor Registrable Securities included in such registration and for the reasonable fees and disbursements of each additional counsel retained by any holder of Registrable Securities for the purpose of rendering a legal opinion on behalf of such holder in connection with any underwritten Demand Registration or Piggyback Registration.

                  (c) PAYMENT OF REGISTRATION EXPENSES BY HOLDERS OF REGISTRABLE SECURITIES. To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder shall pay its proportionate share of all Registration Expenses based upon the ratio of the aggregate selling price of each holder's securities included therein to the aggregate selling price of all securities to be so registered.

            7. INDEMNIFICATION.

                  (a) INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers and Managers and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses to which such holder may become subject under the Securities Act, the Securities Exchange Act, or other federal or state securities law, insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and, with respect to any prospectus or preliminary prospectus, in light of the circumstances in which they were made, except insofar as the same are caused by or contained in any information furnished in writing to the Company by or on behalf of such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and Managers and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

                  (b) INDEMNIFICATION BY THE HOLDERS OF REGISTRABLE SECURITIES. In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its Managers and officers and each Person who controls the Company (within the meaning of the

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Securities Act) against any losses, claims, damages, liabilities and expenses to which such holder may become subject under the Securities Act, the Securities Exchange Act, or other federal or state law, insofar as such losses, claims, damages or liabilities arise out of or are based upon from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and, with respect to any prospectus or preliminary prospectus, in light of the circumstances in which they were made, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement, except in the case of gross negligence or willful misconduct by such holder.

                  (c) PROCEDURE FOR INDEMNIFICATION. Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties actually exists with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one (1) counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest actually exists between such indemnified party and any other of such indemnified parties with respect to such claim.

                  (d) SURVIVAL. The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

            8. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No Person may participate in any registration hereunder unless such Person:

                  (a) in the case of a registration which is underwritten, agrees to sell such Person's securities on the basis provided in the applicable underwriting arrangement; provided, however, that no holder of less than eight percent (10%) of all Registrable Securities included in any underwritten registration (other than an executive officer or director of the Company) shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such holder, such holder's ownership of stock and such holder's intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except as otherwise provided in Section 7;

                  (b) as expeditiously as possible, notifies the Company, at any time when a prospectus relating to such Person's Registrable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which such prospectus contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading;

                  (c) complies with all reasonable requests made by the Company or its counsel with respect to the registration of such Person's Registrable Securities, including, without limitation, providing access to all relevant books and records; and

                  (d) completes, executes and delivers all questionnaires, powers of attorney, indemnities, underwriting agreements and other usual and customary documents necessary or appropriate with respect to the offering of such Person's Registrable Securities, and in the case of a registration which is underwritten, necessary or appropriate under the terms of such underwriting arrangements (subject to the provision in Section 8(a)).

            9. DEFINITIONS. Unless otherwise stated, capitalized terms contained herein and not otherwise defined herein, have the meanings set forth in the Purchase Agreement.

            "AFFILIATE" as applied to any Person, shall mean (a) any officer, director, manager, trustee or controlling equity owner of such Person, (b) any Person directly or indirectly controlling, controlled by, or under common control with, such Person, and (c) any officer, director, trustee, manager or controlling equity owner of any Person described in (b) above. For purposes of this definition, "control" (including correlative meanings, the terms "controlling", "controlled by" and "under common control with") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

            "BOARD" means the Board of Directors of the Company.

            "COMPANY" has the meaning specified in the preamble of this Agreement.

            "COMPANY-PAID LONG-FORM REGISTRATION" has the meaning specified in
Section 1(b).

            "DEMAND REGISTRATIONS" has the meaning specified in Section 1(c).

            "INITIATING HOLDERS" means the holders of a majority of the outstanding Investor Registrable Securities.

            "INVESTOR REGISTRABLE SECURITIES" means all Registrable Securities
(i) initially issued by the Company to Townsends and (ii) all other Registrable Securities subsequently acquired by Townsends. Investor Registrable Securities will continue to be Investor Registrable Securities if held or acquired by any holder of Registrable Securities that is a permitted transferee.

            "LONG-FORM REGISTRATIONS" has the meaning specified in Section 1(a).

            "OTHER REGISTRABLE SECURITIES" has the meaning specified in Section 1(d) above.

            "PERSON" means any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust or unincorporated organization.

            "PIGGYBACK REGISTRATION" has the meaning specified in Section 2(a).

            "PURCHASE AGREEMENT" has the meaning specified in Recital A.

            "REGISTRABLE SECURITIES" means (i) any common equity securities of the Company issued upon conversion of the Company's Notes or convertible preferred stock, other than equity securities for which registration rights have been terminated pursuant to Section 10(l) hereof and (ii) common equity securities of the Company issued or issuable with respect to the securities referred to in clause (i) by way of stock dividend, stock distribution, stock split or combination of stock, or any recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer, or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force or sold by a Person in a private transaction in which his rights under this Agreement are not assigned). For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire such Registrable Securities (upon conversion of any equity securities or upon exercise of any options or warrants or in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

            "REGISTRATION EXPENSES" has the meanings specified in Section 6(a).

            "SECURITIES ACT" means the Securities Act of 1933, as amended, and applicable rules and regulations thereunder, and any successor to such statute, rules, or regulations. Any reference herein to a specific section, rule, or regulation of the Securities Act shall be deemed to include any corresponding provisions of future law.

            "SECURITIES EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and applicable rules and regulations thereunder, and any successor to such statute, rules, or regulations. Any reference herein to a specific section, rule, or regulation of the Securities Exchange Act shall be deemed to include any corresponding provisions of future law.

            "SHORT-FORM REGISTRATIONS" has the meaning specified in Section
1(c).

            10. MISCELLANEOUS.

                  (a) NO INCONSISTENT AGREEMENTS. The Company will not hereafter enter into any agreement with respect to its equity securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement; provided, however, that nothing contained herein shall prevent the Company from granting registration rights to other holders of its securities that are consistent with the terms and conditions of this Agreement including but not limited to Section 1(g).

                  (b) REMEDIES. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

                  (c) AMENDMENTS AND WAIVERS. Except as otherwise provided herein, any provision of this Agreement may be amended or waived only upon the prior written consent of the Company, as the case may be, and a majority of the Investor Registerable Securities.

                  (d) SUCCESSORS AND ASSIGNS. Except as otherwise provided for herein, all covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities who is a permitted assign.

                  (e) SEVERABILITY. If any one or more of the provisions contained in this Agreement or the application thereof in any circumstance is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions of this Agreement. The parties hereto further agree to replace such invalid, illegal or unenforceable provision of this Agreement with a valid, legal and enforceable provision that will achieve, to the extent possible, the economic, business or other purposes of such invalid, illegal or unenforceable provision.

                  (f) COUNTERPARTS; FACSIMILE TRANSMISSION. Telefacsimile transmissions of any executed original document and/or retransmission of any executed telefacsimile transmission shall be deemed to be the same as the delivery of any executed original. At the request of any party hereto, the other parties hereto shall confirm telefacsimile transmissions by executing duplicate original documents and delivering the same to the requesting party or parties. This Agreement may be executed each of which, when so executed shall be deemed to be an original and in any number of counterparts, and by the parties hereto in separate counterparts, all of which taken together shall constitute one and the same agreement.

                  (g) DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Reference to any agreement, document, or instrument means such agreement, document, or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and if applicable hereof.

                  (h) GOVERNING LAW. All questions concerning the construction, validity and interpretation of this Agreement and the relative rights of the Company shall be governed by and construed in accordance with the domestic laws of the State of Delaware.

                  (i) NOTICES. All notices, demands or other communications provided for or permitted herein shall be made in writing and shall be by telecopier (with receipt confirmed telephonically), by reputable overnight courier service or personal delivery. Such notices, demands and other communications shall be sent (i) to Townsends, at the addresses indicated on the Schedule of Securityholders attached hereto as Exhibit A and (ii) to the Company, at the address of its corporate headquarters or to such other address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party. All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial overnight courier service; or if telecopied, when receipt is acknowledged.

                  (j) TERMINATION OF AGREEMENT. All registration rights granted hereunder will expire and this Agreement will be terminated at such time as (i) seventy-five percent (75%) of the Registrable Securities issued by the Company to Townsends have been sold to the public (either in an offering registered under the Securities Act or pursuant to Rule 144 promulgated under the Securities Act), and (ii) the average daily trading volume of the Company's common stock over the six (6) month period immediately preceding the termination is at least one-quarter of one percent (.0025%) of the Company's outstanding common stock.

               (k) TRANSFER OR ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities granted to a holder by the Company under this Agreement may be transferred or assigned (but only with all related obligations) by a holder to a transferee or assignee that (i) is an Affiliate of such holder or (ii) acquires ownership of at least twenty-five percent 25% of the Registrable Securities purchased under the Purchase Agreement, provided that the Company is given written notice at the time of or within a reasonable time after said transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and provided, further, that the transferee or assignee of such rights assumes in writing (pursuant to an instrument reasonably acceptable to the Company) the obligations of such holder under this Agreement.

                           [SIGNATURE PAGE TO FOLLOW]

      IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date first written above.

                                                    THE COMPANY

                                                    KAHIKI FOODS, INC.

                                                    By: /S/ Michael Tsao
                                                        ------------------------
                                                        Michael Tsao
                                                        Chief Executive Officer

                                                    TOWNSENDS

                                                    TOWNSENDS, INC.

                                                    By: /S/ David Burton
                                                        ------------------------
                                                        David Burton
                                                        Vice President

                                                                       EXHIBIT A

                                                EFFECTIVE AS OF DECEMBER 17,2004

                           SCHEDULE OF SECURITYHOLDERS

TOWNSENDS:

Townsends, Inc.
919 North Market Street
Suite 420
Wilmington, Delaware   19801
Attention:   David Burton
Tel No.:     (302) 777-6668
Fax No.:     (302) 392-6660